UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): January 10, 2006

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On January 10, 2006, Cosi, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter ended January 2, 2006 and full year sales, providing preliminary 2005 results, and affirming previous 2006 guidance. A copy of the press release is furnished as Exhibit 99.1.


Item 7.01   Regulation FD Disclosure.

      On January 10, 2006, Kevin Armstrong, President and Chief Executive Officer, William Forrest, Executive Chairman, and William Koziel, Chief Financial Officer gave a presentation at the SG Cowen & Co. 4th Annual Consumer Conference in New York to discuss the Company's fourth quarter results. The presentation was also available by webcast. The text of the slides referenced during the presentation is attached is furnished as Exhibit 99.2. The Company anticipates using the materials in further presentations.


Item 9.01 (c).    Exhibits.

     99.1     Press Release of Cosi, Inc., dated January 10, 2006.

     99.2 Slides from the management presentation at the SG Cowen & Co. 4th Annual Consumer Conference held in New York on January 10, 2006.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cosi, Inc.

Date:  January 10, 2006.

                                          By: /s/ William Koziel
                                              ---------------------------------
                                          Name:  William Koziel
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------ ----------------

     99.1     Press Release of Cosi, Inc., dated January 10,          E
              2006.

     99.2     Slides from the management presentation at the          E
              SG Cowen & Co. 4th Annual Consumer Conference held in New York on January 10, 2006.